MERRILL LYNCH
FUNDAMENTAL
GROWTH
FUND, INC.








FUND LOGO








Semi-Annual Report

February 28, 1997





Officers and Directors
Arthur Zeikel, President and Director
Joe Grills, Director
Walter Mintz, Director
Robert S. Salomon Jr., Director
Melvin R. Seiden, Director
Steven B. Swensrud, Director
Terry K. Glenn, Executive Vice President
Norman R. Harvey, Senior Vice President
Donald C. Burke, Vice President
Lawrence R. Fuller, Vice President and
 Portfolio Manager
Gerald M. Richard, Treasurer
Ira P. Shapiro, Secretary

Custodian
The Chase Manhattan Bank
Global Securities Services
Chase MetroTech Center, 18th Floor
Brooklyn, NY 11245

Transfer Agent
Merrill Lynch Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863










This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.


Merrill Lynch
Fundamental
Growth Fund, Inc.
Box 9011
Princeton, NJ
08543-9011


Printed on post-consumer recycled paper



MERRILL LYNCH FUNDAMENTAL GROWTH FUND, INC.


DEAR SHAREHOLDER

For the quarter ended February 28, 1997, total returns for Merrill Lynch Fundamental Growth Fund, Inc.'s Class A, Class B, Class C and Class D Shares were +1.95%, +1.73%, +1.73% and +1.88%, respectively; which underperformed the Lipper Analytical Services' Growth Funds Average and the unmanaged Standard & Poor's 500 Index (S&P 500). The Fund's cash reserve remained relatively modest at 5.8% of net assets at the end of the February quarter compared to 5.2% at the end of the November quarter. (Results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information, including average annual total returns, can be found on pages 3--5 of this report to shareholders.)

The Environment
In our opinion, the US economy will continue to experience positive, but moderate, real growth rates with modest levels of price inflation. Real wage rates are rising, but productivity improvements in both the services and manufacturing sectors contain the rate of overall price inflation. In addition, the rise in the foreign exchange value of the US dollar helped keep US consumer price inflation at a relatively low level. Real growth is being led by capital investment in the US economy. Recent surveys of investment plans by corporations show a focus of increased spending during 1997 on network computer systems, advanced digital wireless communication infrastructure and energy exploration activities. The Fund's modest investment exposure to companies in these sectors was a significant factor in providing total returns less than the unmanaged S&P 500 Index during the February quarter. During late January 1997, we restructured the Fund in response to the latest survey data on corporate capital spending plans.

Investment Strategy
We followed a strategy of being relatively fully invested in stocks with a focus on large-capitalization, high-quality growth companies. We slightly shifted the industry focus during the quarter ended February 28, 1997, in order to gain more exposure to the apparently strengthening cyclical growth industries of computers, computer software, communications equipment and oil exploration services. Investment holdings in the pharmaceutical and food industries were reduced in the February quarter. The pharmaceutical sector remained the largest industry weighting at 11.1% of net assets at February 28, 1997, compared to 16.8% at the end of the November quarter. Pfizer Inc. is the largest equity holding at 3.9% of net assets; the ten largest equity holdings are equal to 32.9% of net assets. The Fund's top ten industries represented 58.2% of net assets. (See page 8 of this report to shareholders for the listings.) The majority of the Fund's investments are represented by global growth companies serving consumer non-durable goods and services markets or commercial service markets. The global diversification of these growth companies tends to assist the managements in producing relatively stable and above-average growth rates in earnings and returns on equity.

Portfolio Review
We added ten companies and eliminated six companies from the portfolio during the February quarter, with 59 companies represented in the portfolio at quarter-end. H.F. Ahmanson & Co. was sold at a significant capital gain after the management announced an unfriendly takeover bid of Great Western Financial Corporation. We sold Computer Associates International, Inc. at about a 10% capital loss after management announced the unanticipated decline in its European business. MCI Communications Corp. was sold at a significant capital gain because of the relatively high valuation. Other investment holdings eliminated with meaningful capital gains caused by relatively high valuations were Nabisco Holdings Corp. (Class A), Pharmacia & Upjohn, Inc. and SmithKline Beecham PLC
(ADR).

We added cisco Systems, Inc., the global leader in network equipment and software for the internet market and private intranets of computer systems, because of the likelihood of a continuation of a relatively high rate of growth in earnings as corporations increase the pace of spending on network computer systems. Recent surveys reflect that Hewlett-Packard Co. should be a major beneficiary of corporate spending on network computers along with COMPAQ Computer Corp., so we added it to our portfolio.

In the communications equipment sector, new holdings included Lucent Technologies, Inc., Telefonaktiebolaget LM Ericsson, Newbridge Networks Corp., and FORE Systems, Inc. In recent months, capital spending contracts were announced for the installation of major new digital wireless communication systems in the US market. In addition, both the long distance and local exchange telephone companies are in the process of increasing capital investment outlays for the latest communication switches and related software which can efficiently carry both voice and data, and video communications. These investments are needed to compete on a cost-effective basis for the telecommunications business of corporations with expanding networks of desktop computers.

Baan Company, N.V., one of the leading and fastest-growing organizations in the client/server software applications business, is another new investment. Honeywell, Inc. was added because of the attractive valuation relative to an anticipated rise in the rate of growth in earnings from a multi-year upturn in capital investment in new commercial aircraft and the upgrading of the avionics in older airplanes. We added Diamond Offshore Drilling, Inc. because of its attractive valuation relative to an anticipated multi-year rise in earnings, cash flow and rate of return as anticipated spending on exploration for energy resources rises sharply. Banc One Corp. is a leading Midwest bank holding company. We included it in the portfolio because of the company's attractive valuation relative to an anticipated rise in rates of return from a recently announced acquisition and the benefits of a major operational restructuring over the past two years.

In Conclusion
We thank you for your continued investment in Merrill Lynch
Fundamental Growth Fund, Inc., and we look forward to reviewing our outlook and strategies in our next report to shareholders.

Sincerely,







(Arthur Zeikel)
Arthur Zeikel
President







(Lawrence R. Fuller)
Lawrence R. Fuller
Vice President and Portfolio Manager



March 31, 1997



PERFORMANCE DATA


About Fund Performance


Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors, as detailed in the Fund's prospectus. If you were a Class A shareholder prior to October 21, 1994, your Class A Shares were redesignated to Class D Shares on October 21, 1994, which, in the case of certain eligible investors, were simultaneously exchanged for Class A Shares.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after 8 years. (There is no initial sales charge for automatic share conversions.) If you were a Class B shareholder prior to October 21, 1994, your Class B Shares were redesignated to Class C Shares on October 21, 1994.

* Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.



Average Annual Total Return


                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class A Shares*

Year Ended 12/31/96                       +19.05%        +12.80%
Inception (10/21/94)
through 12/31/96                          +23.31         +20.31

[FN]
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.

                                        % Return        % Return
                                       Without CDSC    With CDSC**

Class B Shares*

Year Ended 12/31/96                       +17.71%        +13.71%
Inception (10/21/94)
through 12/31/96                          +22.04         +21.32

[FN]
 *Maximum contingent deferred sales charge is 4% and is reduced to 0%
  after 4 years.
**Assuming payment of applicable contingent deferred sales charge.


                                         % Return       % Return
                                       Without CDSC    With CDSC**

Class C Shares*

Year Ended 12/31/96                       +17.73%        +16.73%
Inception (12/24/92)
through 12/31/96                          +11.07         +11.07

[FN]
 *Maximum contingent deferred sales charge is 1% and is reduced to 0%
  after 1 year.
**Assuming payment of applicable contingent deferred sales charge.


                                    % Return Without  % Return With
                                       Sales Charge    Sales Charge**

Class D Shares*

Year Ended 12/31/96                       +18.69%        +12.46%
Inception (12/24/92)
through 12/31/96                          +11.94         +10.45

[FN]
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.


PERFORMANCE DATA (continued)

Performance Summary--Class A Shares++
                                     Net Asset Value     Capital Gains
Period Covered                    Beginning    Ending     Distributed   Dividends Paid*  % Change**
10/21/94--12/31/94                 $ 9.99      $ 9.62        $0.255         $0.051        - 0.54%
1995                                 9.62       12.61          --            0.259        +33.75
1996                                12.61       13.77         0.628          0.620        +19.05
1/1/97--2/28/97                     13.77       14.56          --             --          + 5.74
                                                             ------         ------
                                                       Total $0.883   Total $0.930

                                                   Cumulative total return as of 2/28/97: +67.45%**

 *Figures may include short-term capital gains distributions. **Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date, and do not include sales charge; results would be lower if sales charge was included.
++As a result of the implementation of the Merrill Lynch Select
  Pricing SM System, Class A Shares of the Fund outstanding prior to October 21, 1994 were redesignated to Class D Shares.


Performance Summary--Class B Shares++
                                     Net Asset Value     Capital Gains
Period Covered                    Beginning    Ending     Distributed   Dividends Paid*  % Change**
10/21/94--12/31/94                 $ 9.85      $ 9.46        $0.255         $0.051        - 0.76%
1995                                 9.46       12.28          --            0.259        +32.53
1996                                12.28       13.31         0.628          0.523        +17.71
1/1/97--2/28/97                     13.31       14.06          --             --          + 5.63
                                                             ------         ------
                                                       Total $0.883   Total $0.833

                                                   Cumulative total return as of 2/28/97: +63.55%**

 *Figures may include short-term capital gains distributions. **Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date, and do not reflect deduction of any sales charge; results would be lower if sales charge was deducted.
++As a result of the implementation of the Merrill Lynch Select
  Pricing SM System, Class B Shares of the Fund outstanding prior to October 21, 1994 were redesignated to Class C Shares.

Performance Summary--Class C Shares++
                                     Net Asset Value     Capital Gains
Period Covered                    Beginning    Ending     Distributed   Dividends Paid*  % Change**
12/24/92--12/31/92                 $10.00      $ 9.92          --             --          - 0.80%
1993                                 9.92       10.43          --             --          + 5.14
1994                                10.43        9.46        $0.255         $0.051        - 6.28
1995                                 9.46       12.28          --            0.259        +32.53
1996                                12.28       13.34         0.628          0.495        +17.73
1/1/97--2/28/97                     13.34       14.09          --             --          + 5.62
                                                             ------         ------
                                                       Total $0.883   Total $0.805

                                                   Cumulative total return as of 2/28/97: +61.09%**

 *Figures may include short-term capital gains distributions. **Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date, and do not reflect deduction of any sales charge; results would be lower if sales charge was deducted.
++As a result of the implementation of the Merrill Lynch Select
  Pricing SM System, Class B Shares of the Fund outstanding prior to October 21, 1994 were redesignated to Class C Shares.


PERFORMANCE DATA (concluded)

Performance Summary--Class D Shares++

                                     Net Asset Value     Capital Gains
Period Covered                    Beginning    Ending     Distributed   Dividends Paid*  % Change**
12/24/92--12/31/92                 $10.00      $ 9.92          --             --          - 0.80%
1993                                 9.92       10.51          --             --          + 5.95
1994                                10.51        9.61        $0.255         $0.051        - 5.56
1995                                 9.61       12.58          --            0.259        +33.58
1996                                12.58       13.71         0.628          0.598        +18.69
1/1/97--2/28/97                     13.71       14.50          --             --          + 5.76
                                                             ------         ------
                                                       Total $0.883   Total $0.908

                                                   Cumulative total return as of 2/28/97: +66.43%**

 *Figures may include short-term capital gains distributions. **Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date, and do not include sales charge; results would be lower if sales charge was included.
++As a result of the implementation of the Merrill Lynch Select
  Pricing SM System, Class A Shares of the Fund outstanding prior to October 21, 1994 were redesignated to Class D Shares.


Recent Performance Results
                                                                                            12 Month    3 Month
                                                                 2/28/97 11/30/96  2/29/96  % Change    % Change
ML Fundamental Growth Fund, Inc. Class A Shares*                 $14.56   $15.57   $13.22   +15.14%(1)  -2.24%(1)
ML Fundamental Growth Fund, Inc. Class B Shares*                  14.06    15.01    12.84   +14.64(1)   -1.93(1)
ML Fundamental Growth Fund, Inc. Class C Shares*                  14.09    15.01    12.84   +14.87(1)   -1.73(1)
ML Fundamental Growth Fund, Inc. Class D Shares*                  14.50    15.50    13.18   +15.03(1)   -2.19(1)
Standard & Poor's 500 Index**                                    790.82   757.20   640.43   +23.48      +4.46
ML Fundamental Growth Fund, Inc. Class A Shares--Total Return*                              +20.07(2)   +1.95(2)
ML Fundamental Growth Fund, Inc. Class B Shares--Total Return*                              +18.92(3)   +1.73(3)
ML Fundamental Growth Fund, Inc. Class C Shares--Total Return*                              +18.92(4)   +1.73(4)
ML Fundamental Growth Fund, Inc. Class D Shares--Total Return*                              +19.81(5)   +1.88(5)
Standard & Poor's 500 Index--Total Return**                                                 +26.20      +4.97

  *Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included.
 **An unmanaged broad-based Index comprised of common stocks. Total investment returns for unmanaged indexes are based on estimates.
(1)Percent change includes reinvestment of $0.628 per share capital gains distributions.
(2)Percent change includes reinvestment of $0.620 per share ordinary income dividends and $0.628 per share capital gains distributions.
(3)Percent change includes reinvestment of $0.523 per share ordinary income dividends and $0.628 per share capital gains distributions.
(4)Percent change includes reinvestment of $0.495 per share ordinary income dividends and $0.628 per share capital gains distributions.
(5)Percent change includes reinvestment of $0.598 per share ordinary income dividends and $0.628 per share capital gains distributions.

SCHEDULE OF INVESTMENTS
                                                                                                            Value    Percent of
Industries                 Shares Held                   Stocks                             Cost          (Note 1a)  Net Assets
Advertising                     50,000     Interpublic Group of Companies, Inc.        $  2,084,537     $  2,506,250    0.8%

Banking & Financial            200,000     Banc One Corp.                                 9,369,505        8,825,000    3.0
                                50,000     State Street Boston Corp.                      2,618,548        4,018,750    1.4
                                60,000     US Bancorp                                     2,596,331        2,962,500    1.0
                                27,000     Wells Fargo & Company                          6,658,277        8,214,750    2.8
                                                                                       ------------     ------------  ------
                                                                                         21,242,661       24,021,000    8.2

Beverages                      165,000     The Coca-Cola Co.                              6,427,205       10,065,000    3.4

Computers                       70,000   ++COMPAQ Computer Corp.                          5,763,725        5,547,500    1.9
                               165,000     Hewlett-Packard Co.                            8,994,629        9,240,000    3.1
                                                                                       ------------     ------------  ------
                                                                                         14,758,354       14,787,500    5.0

Computer Services               45,000   ++cisco Systems, Inc.                            3,220,625        2,491,875    0.9
                               100,000   ++FORE Systems, Inc.                             3,118,550        3,325,000    1.1
                                                                                       ------------     ------------  ------
                                                                                          6,339,175        5,816,875    2.0

Cosmetics                      130,000     The Gillette Co.                               5,708,764       10,286,250    3.5
                                20,000     International Flavors & Fragrances Inc.          973,375          927,500    0.3
                                                                                       ------------     ------------  ------
                                                                                          6,682,139       11,213,750    3.8

Electrical Equipment            10,000     Emerson Electric Co.                             658,040          990,000    0.3
                                80,000     General Electric Co.                           6,354,263        8,230,000    2.8
                                20,000     Honeywell, Inc.                                1,444,774        1,422,500    0.5
                                                                                       ------------     ------------  ------
                                                                                          8,457,077       10,642,500    3.6

Electronics                     60,000     Intel Corp.                                    8,440,393        8,512,500    2.9

Energy                         150,000     El Paso Natural Gas Co.                        6,910,825        8,043,750    2.8
                               200,000     Enron Corp.                                    8,433,697        7,975,000    2.7
                                                                                       ------------     ------------  ------
                                                                                         15,344,522       16,018,750    5.5

Entertainment                  130,000   ++Viacom, Inc. (Class A)                         6,082,341        4,533,750    1.5
                                50,000     The Walt Disney Co.                            2,990,094        3,712,500    1.3
                                                                                       ------------     ------------  ------
                                                                                          9,072,435        8,246,250    2.8

Financial Services             270,000     Federal National Mortgage Association          8,756,633       10,800,000    3.7
                               100,000     Travelers Group Inc.                           4,350,898        5,362,500    1.8
                                                                                       ------------     ------------  ------
                                                                                         13,107,531       16,162,500    5.5

Food                            30,000     ConAgra Inc.                                   1,334,300        1,590,000    0.6
                                40,000     Sara Lee Corporation                           1,292,182        1,550,000    0.5
                                 5,000     Wrigley (Wm.) Jr. Co. (Class B)                  222,850          299,375    0.1
                                                                                       ------------     ------------  ------
                                                                                          2,849,332        3,439,375    1.2

Food Merchandising             110,000     Albertson's, Inc.                              4,309,983        3,877,500    1.3
                                80,000   ++Meyer (Fred), Inc.                             2,738,011        3,170,000    1.1
                                                                                       ------------     ------------  ------
                                                                                          7,047,994        7,047,500    2.4

Hotel                           20,000     Marriott International, Inc.                     994,115        1,060,000    0.4

Household Products               5,000     Colgate-Palmolive Co.                            374,261          517,500    0.2
                                35,000     Kimberly-Clark Corporation                     3,276,155        3,710,000    1.3
                                40,000     Procter & Gamble Co.                           3,811,715        4,805,000    1.6
                                                                                       ------------     ------------  ------
                                                                                          7,462,131        9,032,500    3.1


SCHEDULE OF INVESTMENTS (continued)
                                                                                                            Value    Percent of
Industries                 Shares Held                   Stocks                             Cost          (Note 1a)  Net Assets
Information                     20,000     Electronic Data Systems Corp.               $  1,062,550     $    902,500    0.3%
Processing                     210,000     First Data Corp.                               7,619,302        7,691,250    2.6
                                                                                       ------------     ------------  ------
                                                                                          8,681,852        8,593,750    2.9

Insurance                      100,000     Aetna Inc.                                     7,113,336        8,287,500    2.8
                                65,000     American International Group, Inc.             6,271,335        7,865,000    2.7
                               100,000     Travelers/Aetna Property Casualty Corp.        2,858,838        3,687,500    1.3
                                                                                       ------------     ------------  ------
                                                                                         16,243,509       19,840,000    6.8

Leisure                        115,000     Polygram N.V. (NY Registered Shares)           5,983,544        5,218,125    1.8

Medical--                       45,000   ++Boston Scientific Corp.                        2,731,408        2,981,250    1.0
Technology                     110,000     Johnson & Johnson                              4,344,330        6,338,750    2.2
                                                                                       ------------     ------------  ------
                                                                                          7,075,738        9,320,000    3.2

Oil Services                   100,000   ++Diamond Offshore Drilling, Inc.                6,897,042        5,900,000    2.0
                                75,000     Schlumberger Ltd.                              8,231,003        7,546,875    2.6
                                                                                       ------------     ------------  ------
                                                                                         15,128,045       13,446,875    4.6

Pharmaceuticals                140,000   ++Amgen, Inc.                                    5,561,049        8,540,000    2.9
                                25,000     Bristol-Myers Squibb Co.                       2,397,314        3,262,500    1.1
                               100,000     Merck & Co., Inc.                              5,824,754        9,200,000    3.2
                               125,000     Pfizer, Inc.                                   5,746,463       11,453,125    3.9
                                                                                       ------------     ------------  ------
                                                                                         19,529,580       32,455,625   11.1

Photography                     15,000     Eastman Kodak Co.                                953,578        1,344,375    0.5

Pollution Control               20,000     WMX Technologies Inc.                            591,174          632,500    0.2

Restaurant                      25,000     McDonald's Corp.                               1,141,245        1,081,250    0.4

Retail Specialty               129,000     Rite Aid Corp.                                 4,616,362        5,434,125    1.9
                                 5,000   ++Staples Inc.                                      79,583          108,125    0.0
                                                                                       ------------     ------------  ------
                                                                                          4,695,945        5,542,250    1.9

Retail Stores                  120,000     Wal-Mart Stores, Inc.                          2,901,419        3,165,000    1.1

Software--Computer              13,900   ++Baan Company, N.V.                               618,550          616,813    0.2
                               100,000   ++Microsoft Corp.                                8,547,136        9,737,500    3.3
                                10,000   ++Oracle Corp.                                     378,750          392,500    0.1
                                                                                       ------------     ------------  ------
                                                                                          9,544,436       10,746,813    3.6

Telecommunications             150,000     Lucent Technologies, Inc.                      7,893,886        8,081,250    2.7
Equipment                       25,800   ++Newbridge Networks Corp.                         820,956          822,375    0.3
                               100,000     Telefonaktiebolaget LM Ericsson
                                           (ADR) (a)                                      3,379,803        3,150,000    1.1
                                                                                       ------------     ------------  ------
                                                                                         12,094,645       12,053,625    4.1

Toys                           170,000     Hasbro, Inc.                                   6,485,209        7,267,500    2.5

Travel & Lodging                25,000     Carnival Corporation (Class A)                   588,075          881,250    0.3

                                           Total Stocks                                 241,947,595      280,161,188   95.6

SCHEDULE OF INVESTMENTS (concluded)
                                                                                                            Value    Percent of
                           Face Amount         Short-Term Securities                        Cost          (Note 1a)  Net Assets
Commercial Paper*          $12,000,000     General Electric Capital Corp.,
                                           5.38% due 3/03/1997                         $ 11,996,413     $ 11,996,413    4.1%
                             5,031,000     General Motors Acceptance Corp.,
                                           5.43% due 3/03/1997                            5,029,482        5,029,482    1.7

                                           Total Short-Term Securities                   17,025,895       17,025,895    5.8

Total Investments                                                                      $258,973,490      297,187,083  101.4
                                                                                       ============
Liabilities in Excess of Other Assets                                                                     (4,103,942)  (1.4)
                                                                                                        ------------  ------
Net Assets                                                                                              $293,083,141  100.0%
                                                                                                        ============  ======

  *Commercial Paper is traded on a discount basis; the interest rates shown are the discount rates paid at the time of purchase by the Fund.
(a)American Depositary Receipts (ADR).
 ++Non-income producing security.

   See Notes to Financial Statements.



PORTFOLIO INFORMATION


Ten Largest Holdings                 Percent of
(Equity Investments)                 Net Assets

Pfizer, Inc.                            3.9%
Federal National Mortgage Association   3.7
The Gillette Co.                        3.5
The Coca-Cola Co.                       3.4
Microsoft Corp.                         3.3
Merck & Co., Inc.                       3.2
Hewlett-Packard Co.                     3.1
Banc One Corp.                          3.0
Amgen, Inc.                             2.9
Intel Corp.                             2.9


Ten Largest Industries               Percent of
(Equity Investments)                 Net Assets

Pharmaceuticals                        11.1%
Banking & Financial                     8.2
Insurance                               6.8
Financial Services                      5.5
Energy                                  5.5
Computers                               5.0
Oil Services                            4.6
Telecommunications Equipment            4.1
Cosmetics                               3.8
Software--Computer                      3.6



Equity Portfolio Changes for the
Quarter Ended February 28, 1997


Additions

Baan Company, N.V.
Banc One Corp.
cisco Systems, Inc.
Diamond Offshore Drilling, Inc.
FORE Systems, Inc.
Hewlett-Packard Co.
Honeywell, Inc.
Lucent Technologies, Inc.
Newbridge Networks Corp.
Telefonaktiebolaget LM Ericsson (ADR)

Deletions

Ahmanson (H.F.) & Co.
Computer Associates International, Inc.
MCI Communications Corp.
Nabisco Holdings Corp. (Class A)
Pharmacia & Upjohn, Inc.
SmithKline Beecham PLC (ADR)



FINANCIAL INFORMATION

Statement of Assets and Liabilities as of February 28, 1997
Assets:             Investments, at value (identified cost--$258,973,490) (Note 1a)                         $297,187,083
                    Cash                                                                                       2,359,418
                    Receivables:
                      Capital shares sold                                                  $    996,111
                      Securities sold                                                           958,738
                      Dividends                                                                 281,245        2,236,094
                                                                                           ------------
                    Deferred organization expenses (Note 1f)                                                      25,385
                    Prepaid registration fees and other assets (Note 1f)                                          35,140
                                                                                                            ------------
                    Total assets                                                                             301,843,120
                                                                                                            ------------

Liabilities:        Payables:
                      Securities purchased                                                    5,968,475
                      Capital shares redeemed                                                 2,261,382
                      Distributor (Note 2)                                                      171,681
                      Investment adviser (Note 2)                                               149,373        8,550,911
                                                                                           ------------
                    Accrued expenses and other liabilities                                                       209,068
                                                                                                            ------------
                    Total liabilities                                                                          8,759,979
                                                                                                            ------------

Net Assets:         Net assets                                                                              $293,083,141
                                                                                                            ============

Net Assets          Class A Shares of capital stock, $0.10 par value, 100,000,000
Consist of:         shares authorized                                                                       $    316,303
                    Class B Shares of capital stock, $0.10 par value, 100,000,000
                    shares authorized                                                                          1,069,565
                    Class C Shares of capital stock, $0.10 par value, 100,000,000
                    shares authorized                                                                            431,544
                    Class D Shares of capital stock, $0.10 par value, 100,000,000
                    shares authorized                                                                            247,083
                    Paid-in capital in excess of par                                                         231,976,264
                    Accumulated investment loss--net                                                            (744,609)
                    Undistributed realized capital gains on investments--net                                  21,573,398
                    Unrealized appreciation on investments--net                                               38,213,593
                                                                                                            ------------
                    Net assets                                                                              $293,083,141
                                                                                                            ============

Net Asset Value:    Class A--Based on net assets of $46,069,363 and 3,163,029
                    shares outstanding                                                                      $      14.56
                                                                                                            ============
                    Class B--Based on net assets of $150,382,850 and 10,695,649
                    shares outstanding                                                                      $      14.06
                                                                                                            ============
                    Class C--Based on net assets of  $60,804,824 and 4,315,444
                    shares outstanding                                                                      $      14.09
                                                                                                            ============
                    Class D--Based on net assets of $35,826,104 and 2,470,831
                    shares outstanding                                                                      $      14.50
                                                                                                            ============

                    See Notes to Financial Statements.


FINANCIAL INFORMATION (continued)

Statement of Operations for the Six Months Ended February 28, 1997
Investment Income   Dividends                                                                                $ 1,676,860
(Notes 1d & 1e):    Interest and discount earned                                                                 638,035
                                                                                                             -----------
                    Total income                                                                               2,314,895
                                                                                                             -----------

Expenses:           Investment advisory fees (Note 2)                                                            914,363
                    Account maintenance and distribution fees--Class B (Note 2)                                  698,622
                    Account maintenance and distribution fees--Class C (Note 2)                                  297,618
                    Transfer agent fees--Class B (Note 2)                                                        170,494
                    Transfer agent fees--Class C (Note 2)                                                         71,816
                    Printing and shareholder reports                                                              63,521
                    Transfer agent fees--Class A (Note 2)                                                         53,698
                    Registration fees (Note 1f)                                                                   37,807
                    Account maintenance fees--Class D (Note 2)                                                    37,118
                    Accounting services (Note 2)                                                                  33,591
                    Professional fees                                                                             30,664
                    Transfer agent fees--Class D (Note 2)                                                         30,562
                    Directors' fees and expenses                                                                  18,728
                    Amortization of organization expenses (Note 1f)                                                9,481
                    Custodian fees                                                                                 8,921
                    Other                                                                                          7,721
                                                                                                             -----------
                    Total expenses                                                                             2,484,725
                                                                                                             -----------
                    Investment loss--net                                                                        (169,830)
                                                                                                             -----------

Realized &          Realized gain from investments--net                                                       21,008,973
Unrealized Gain on  Change in unrealized appreciation on investments--net                                     20,251,138
Investments--Net                                                                                             -----------
(Notes 1b, 1c,      Net Increase in Net Assets Resulting from Operations                                     $41,090,281
1e & 3):                                                                                                     ===========

Statements of Changes in Net Assets
                                                                                            For the Six      For the
                                                                                           Months Ended     Year Ended
Increase (Decrease) in Net Assets:                                                        Feb. 28, 1997    Aug. 31, 1996
Operations:         Investment loss--net                                                    $  (169,830)    $   (574,728)
                    Realized gain on investments--net                                        21,008,973       25,808,365
                    Change in unrealized appreciation on investments--net                    20,251,138        3,022,827
                                                                                           ------------     ------------
                    Net increase in net assets resulting from operations                     41,090,281       28,256,464
                                                                                           ------------     ------------

Distributions to    Realized gain on investments--net:
Shareholders          Class A                                                                (4,708,644)        (541,580)
(Note 1g):            Class B                                                               (11,489,976)      (1,655,483)
                      Class C                                                                (4,699,934)      (1,010,551)
                      Class D                                                                (2,535,797)        (323,823)
                                                                                           ------------     ------------
                    Net decrease in net assets resulting from distributions to
                    shareholders                                                            (23,434,351)      (3,531,437)
                                                                                           ------------     ------------

Capital Share       Net increase in net assets derived from capital share
Transactions        transactions                                                             34,794,310       73,421,174
(Note 4):                                                                                  ------------     ------------

Net Assets:         Total increase in net assets                                             52,450,240       98,146,201
                    Beginning of period                                                     240,632,901      142,486,700
                                                                                           ------------     ------------
                    End of period                                                          $293,083,141     $240,632,901
                                                                                           ============     ============

                    See Notes to Financial Statements.


FINANCIAL INFORMATION (continued)

Financial Highlights
                                                                     Class A++++                    Class B++++

                                                            For the               For the   For the              For the
The following per share data and ratios have been             Six      For the     Period     Six     For the     Period
derived from information provided in the financial           Months      Year     Oct. 21,   Months     Year     Oct. 21,
statements.                                                  Ended      Ended    1994++ to   Ended     Ended    1994++ to
                                                            Feb. 28,   Aug. 31,   Aug. 31,  Feb. 28,  Aug. 31,   Aug. 31,
Increase (Decrease) in Net Asset Value:                       1997       1996       1995      1997      1996       1995
Per Share           Net asset value, beginning of period   $  13.60   $  11.66   $   9.99  $  13.14  $  11.40   $   9.85
Operating                                                  --------   --------   --------  --------  --------   --------
Performance:          Investment income (loss)--net             .05        .07         --      (.03)     (.07)      (.09)
                      Realized and unrealized gain on
                      investments--net                         2.16       2.13       1.98      2.10      2.07       1.95
                                                           --------   --------   --------  --------  --------   --------
                    Total from investment operations           2.21       2.20       1.98      2.07      2.00       1.86
                                                           --------   --------   --------  --------  --------   --------
                    Less distributions from realized
                    gain on investments--net                  (1.25)      (.26)      (.31)    (1.15)     (.26)      (.31)
                                                           --------   --------   --------  --------  --------   --------
                    Net asset value, end of period         $  14.56   $  13.60   $  11.66  $  14.06  $  13.14   $  11.40
                                                           ========   ========   ========  ========  ========   ========

Total Investment    Based on net asset value per share       16.72%+++  19.02%     20.55%+++ 16.21%+++ 17.68%     19.60%+++
Return:**                                                  ========   ========   ========  ========  ========   ========

Ratios to Average   Expenses                                  1.00%*     1.12%      1.46%*    2.04%*    2.16%      2.48%*
Net Assets:                                                ========   ========   ========  ========  ========   ========
                    Investment income (loss)--net              .65%*      .51%       .02%*    (.40%)*   (.54%)     (.95%)*
                                                           ========   ========   ========  ========  ========   ========

Supplemental        Net assets, end of period
Data:               (in thousands)                         $ 46,069   $ 47,048   $ 21,288  $150,383  $116,641   $ 63,748
                                                           ========   ========   ========  ========  ========   ========
                    Portfolio turnover                       50.00%     82.10%     80.41%    50.00%    82.10%     80.41%
                                                           ========   ========   ========  ========  ========   ========
                    Average commission rate paid++++++     $  .0620   $  .0623         --  $  .0620  $  .0623         --
                                                           ========   ========   ========  ========  ========   ========


                                                                                           Class C++++

                                                                     For the Six                             For the Period
The following per share data and ratios have been derived               Months                                   Dec. 24,
from information provided in the financial statements.                  Ended                                   1992++ to
                                                                       Feb. 28,   For the Year Ended August 31,  Aug. 31,
Increase (Decrease) in Net Asset Value:                                  1997       1996      1995      1994       1993
Per Share           Net asset value, beginning of period              $  13.14   $  11.40  $   9.96  $   9.86   $  10.00
Operating                                                             --------   --------  --------  --------   --------
Performance:          Investment loss--net                                (.03)      (.07)     (.09)     (.05)      (.05)
                      Realized and unrealized gain (loss) on
                      investments--net                                    2.10       2.07      1.84       .15       (.09)
                                                                      --------   --------  --------  --------   --------
                    Total from investment operations                      2.07       2.00      1.75       .10       (.14)
                                                                      --------   --------  --------  --------   --------
                    Less distributions from realized gain on
                    investments--net                                     (1.12)      (.26)     (.31)       --         --
                                                                      --------   --------  --------  --------   --------
                    Net asset value, end of period                    $  14.09   $  13.14  $  11.40  $   9.96   $   9.86
                                                                      ========   ========  ========  ========   ========

Total Investment    Based on net asset value per share                  16.21%+++  17.68%    18.28%     1.01%     (1.40%)+++
Return:**                                                             ========   ========  ========  ========   ========

Ratios to Average   Expenses                                             2.04%*     2.15%     2.44%     2.35%      2.79%*
Net Assets:                                                           ========   ========  ========  ========   ========
                    Investment loss--net                                 (.39%)*    (.57%)    (.88%)    (.52%)     (.83%)*
                                                                      ========   ========  ========  ========   ========

Supplemental        Net assets, end of period (in thousands)          $ 60,805   $ 54,052  $ 44,220  $ 47,263   $ 45,736
Data:                                                                 ========   ========  ========  ========   ========
                    Portfolio turnover                                  50.00%     82.10%    80.41%   112.68%     64.09%
                                                                      ========   ========  ========  ========   ========
                    Average commission rate paid++++++                $  .0620   $  .0623        --        --         --
                                                                      ========   ========  ========  ========   ========

                   *Annualized.
                  **Total investment returns exclude the effect of sales loads.
                 +++Aggregate total investment return.
                  ++Commencement of Operations.
                ++++Based on average shares outstanding during the period.

                    See Notes to Financial Statements.


FINANCIAL INFORMATION (concluded)

Financial Highlights (concluded)
                                                                                           Class D++++

                                                                      For the                                   For the
                                                                        Six                                      Period
The following per share data and ratios have been derived              Months                                   Dec. 24,
from information provided in the financial statements.                 Ended                                   1992++ to
                                                                      Feb. 28,   For the Year Ended August 31,  Aug. 31,
Increase (Decrease) in Net Asset Value:                                 1997       1996      1995      1994       1993
Per Share           Net asset value, beginning of period              $  13.54   $  11.64  $  10.09  $   9.91   $  10.00
Operating                                                             --------   --------  --------  --------   --------
Performance:          Investment income (loss)--net                        .03        .03      (.01)      .03         --
                      Realized and unrealized gain (loss) on
                      investments--net                                    2.16       2.13      1.87       .15       (.09)
                                                                      --------   --------  --------  --------   --------
                    Total from investment operations                      2.19       2.16      1.86       .18       (.09)
                                                                      --------   --------  --------  --------   --------
                    Less distributions from realized gain on
                    investments--net                                     (1.23)      (.26)     (.31)       --         --
                                                                      --------   --------  --------  --------   --------
                    Net asset value, end of period                    $  14.50   $  13.54  $  11.64  $  10.09   $   9.91
                                                                      ========   ========  ========  ========   ========

Total Investment    Based on net asset value per share                  16.63%+++  18.70%    19.15%     1.82%      (.90%)+++
Return:**                                                             ========   ========  ========  ========   ========

Ratios to Average   Expenses                                             1.26%*     1.37%     1.65%     1.58%      2.03%*
Net Assets:                                                           ========   ========  ========  ========   ========
                    Investment income (loss)--net                         .37%*      .24%     (.10%)     .31%      (.04%)*
                                                                      ========   ========  ========  ========   ========

Supplemental        Net assets, end of period (in thousands)          $ 35,826   $ 22,892  $ 13,231  $  8,623   $  6,930
Data:                                                                 ========   ========  ========  ========   ========
                    Portfolio turnover                                  50.00%     82.10%    80.41%   112.68%     64.09%
                                                                      ========   ========  ========  ========   ========
                    Average commission rate paid++++++                $  .0620   $  .0623        --        --         --
                                                                      ========   ========  ========  ========   ========

                   *Annualized.
                  **Total investment returns exclude the effect of sales loads.
                 +++Aggregate total investment return.
                  ++Commencement of Operations.
                ++++Based on average shares outstanding during the period.
              ++++++For fiscal years beginning on or after September 1, 1995, the Fund is required to disclose its average commission rate per share for purchases and sales of equity securities. The "Average Commission Rate Paid" includes commissions paid in foreign currencies, which have been converted into US dollars using the prevailing exchange rate on the date of the transaction. Such conversions may significantly affect the rate shown.

                    See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies:
Merrill Lynch Fundamental Growth Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. These unaudited financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The Fund offers four classes of shares under the Merrill Lynch Select Pricing SM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Portfolio securities which are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. Securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last asked price. Options purchased are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last bid price. Short-term securities are valued at amortized cost, which approximates market value. Other investments, including futures contracts and related options, are stated at market value. Securities and assets for which market value quotations are not available are valued at their fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the equity, debt and currency markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell interest rate futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Fund is authorized to write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.


NOTES TO FINANCIAL STATEMENTS (concluded)


(c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends, and capital gains at various rates.

(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income (including amortization of discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(f) Deferred organization expenses and prepaid registration fees-- Deferred organization expenses are charged to expense on a straight-line basis over a five-year period. Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

2. Investment Advisory Agreement and
Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Asset Management, L.P. ("MLAM"). The general partner of MLAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with Merrill Lynch Funds Distributor, Inc. ("MLFD" or "Distributor"), a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at the annual rate of 0.65% of the average daily value of the Fund's net assets.

Pursuant to the distribution plans (the "Distribution Plans") adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:


                                Account       Distribution
                             Maintenance Fee      Fee

Class B                           0.25%          0.75%
Class C                           0.25%          0.75%
Class D                           0.25%           --

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the six months ended February 28, 1997, MLFD earned underwriting discounts and direct commissions and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:


                                   MLFD         MLPF&S

Class A                          $  277        $ 2,794
Class D                          $7,443        $97,224

For the six months ended February 28, 1997, MLPF&S received contingent deferred sales charges of $421,154 and $1,039 relating to transactions in Class B and Class C Shares, respectively.

In addition, MLPF&S received $3,900 in commissions on the execution of portfolio security transactions for the Fund for the six months ended February 28, 1997.

Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by MLAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of MLAM, MLFDS, PSI, MLFD, and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended February 28, 1997 were $173,901,553 and $128,299,921, respectively.

Net realized and unrealized gains as of February 28, 1997 were as follows:


                                    Realized      Unrealized
                                     Gains          Gains

Long-term investments             $21,008,210    $38,213,593
Short-term investments                    763             --
                                  -----------    -----------
Total                             $21,008,973    $38,213,593
                                  ===========    ===========

As of February 28, 1997, net unrealized appreciation for Federal income tax purposes aggregated $38,213,593, of which $45,109,168 related to appreciated securities and $6,895,575 related to depreciated securities. At February 28, 1997, the aggregate cost of investments for Federal income tax purposes was $258,973,490.

4. Capital Share Transactions:
Net increase in net assets derived from capital share transactions were $34,794,310 and $73,421,174 for the six months ended February 28, 1997 and for the year ended August 31, 1996, respectively.

Transactions in capital shares for each class were as follows:


Class A Shares for the Six Months                   Dollar
Ended February 28, 1997               Shares        Amount

Shares sold                         2,482,810   $ 35,382,887
Shares issued to shareholders in
reinvestment of distributions         318,999      4,411,762
                                 ------------   ------------
Total issued                        2,801,809     39,794,649
Shares redeemed                    (3,098,951)   (44,056,621)
                                 ------------   ------------
Net decrease                         (297,142)  $ (4,261,972)
                                 ============   ============


Class A Shares for the Year                         Dollar
Ended August 31, 1996                 Shares        Amount

Shares sold                         2,291,835   $ 29,954,753
Shares issued to shareholders in
reinvestment of distributions          41,134        522,810
                                 ------------   ------------
Total issued                        2,332,969     30,477,563
Shares redeemed                      (698,358)    (8,998,807)
                                 ------------   ------------
Net increase                        1,634,611   $ 21,478,756
                                 ============   ============


Class B Shares for the Six Months                   Dollar
Ended February 28, 1997               Shares        Amount

Shares sold                         3,306,408   $ 46,092,821
Shares issued to shareholders in
reinvestment of distributions         782,595     10,471,101
                                 ------------   ------------
Total issued                        4,089,003     56,563,922
Shares redeemed                    (2,259,133)   (31,304,638)
Automatic conversion of shares         (8,617)      (124,433)
                                 ------------   ------------
Net increase                        1,821,253   $ 25,134,851
                                 ============   ============


Class B Shares for the Year                         Dollar
Ended August 31, 1996                 Shares        Amount

Shares sold                         5,820,916   $ 73,664,245
Shares issued to shareholders
in reinvestment of distributions      121,775      1,507,570
                                 ------------   ------------
Total issued                        5,942,691     75,171,815
Shares redeemed                    (2,647,233)   (33,330,378)
Automatic conversion of shares        (14,867)      (185,102)
                                 ------------   ------------
Net increase                        3,280,591   $ 41,656,335
                                 ============   ============


Class C Shares for the Six Months                   Dollar
Ended February 28, 1997               Shares        Amount

Shares sold                           480,103   $  7,161,084
Shares issued to shareholders in
reinvestment of distributions         310,634      3,692,231
                                 ------------   ------------
Total issued                          790,737     10,853,315
Shares redeemed                      (587,911)    (8,158,972)
                                 ------------   ------------
Net increase                          202,826   $  2,694,343
                                 ============   ============


Class C Shares for the Year                         Dollar
Ended August 31, 1996                 Shares        Amount

Shares sold                         1,167,623   $ 14,787,083
Shares issued to shareholders
in reinvestment of distributions       71,863        889,667
                                 ------------   ------------
Total issued                        1,239,486     15,676,750
Shares redeemed                    (1,007,151)   (12,689,514)
                                 ------------   ------------
Net increase                          232,335   $  2,987,236
                                 ============   ============

Class D Shares for the Six Months                   Dollar
Ended February 28, 1997               Shares        Amount

Shares sold                         1,026,722   $ 14,850,258
Automatic conversion of shares          8,357        124,433
Shares issued to shareholders
in reinvestment of distributions      164,753      2,268,645
                                 ------------   ------------
Total issued                        1,199,832     17,243,336
Shares redeemed                      (419,917)    (6,016,248)
                                 ------------   ------------
Net increase                          779,915   $ 11,227,088
                                 ============   ============


Class D Shares for the Year                         Dollar
Ended August 31, 1996                 Shares        Amount

Shares sold                           953,782   $ 12,474,082
Automatic conversion of shares         14,515        185,102
Shares issued to shareholders
in reinvestment of distributions       20,994        266,204
                                 ------------   ------------
Total issued                          989,291     12,925,388
Shares redeemed                      (434,952)    (5,626,541)
                                 ------------   ------------
Net increase                          554,339   $  7,298,847
                                 ============   ============